UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

6199

(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor

San Francisco, CA  94105

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed by Prosper Marketplace, Inc. (“PMI”) and Prosper Funding LLC (“PFL” and, collectively with PMI, the “Registrants”) on June 30, 2021 (the “Original 8-K”). The Registrants are amending the Original 8-K for the purpose of revising the cover page of the Original 8-K to reflect that the Current Report on Form 8-K is filed by each of the Registrants rather than solely by PMI.

ITEM 1.01 – Entry into a Material Definitive Agreement.

On June 25, 2021, PMI and PFL, as applicable, and WebBank, an FDIC-insured, Utah-chartered industrial bank (“WebBank”), entered into: (i) a Fifth Amendment (the “Sale Agreement Amendment”) to the Asset Sale Agreement, dated July 1, 2016, between Prosper Funding and WebBank (the “Sale Agreement”); (ii) a Sixth Amendment (the “Marketing Agreement Amendment”) to the Marketing Agreement, dated July 1, 2016, between PMI and WebBank (the “Marketing Agreement”); and (iii) a Third Amendment (the “Purchase Agreement Amendment”) to the Stand By Purchase Agreement, dated July 1, 2016, between PMI and WebBank (the “Purchase Agreement” and, collectively with the Sale Agreement and the Marketing Agreement, the “Origination and Sale Agreements”). The Sale Agreement Amendment, the Marketing Agreement Amendment, and the Purchase Agreement Amendment, collectively, are hereinafter referred to as the “Amendments”.

The Origination and Sale Agreements, as amended to date, set forth the respective rights and obligations of the Registrants and WebBank with respect to the origination and sales activities for consumer loans originated on or after August 1, 2016. The Sale Agreement Amendment, among other things, extends the term of the Sale Agreement to February 1, 2025 and amends certain collateral requirements under the Sale Agreement. The Marketing Agreement Amendment, among other things, extends the term of the Marketing Agreement to February 1, 2025 and sets forth the amended terms and conditions of certain fees owed by the Registrants to WebBank under the Marketing Agreement. The Purchase Agreement Amendment amends certain collateral requirements of PMI under the Purchase Agreement .

The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendments, which are filed as exhibits hereto and are incorporated herein by reference.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Fifth Amendment to Asset Sale Agreement, dated June 25, 2021, between Prosper Funding LLC and WebBank.

10.2*	Sixth Amendment to Marketing Agreement, dated June 25, 2021, between Prosper Marketplace, Inc. and WebBank.

10.3*	Third Amendment to Stand By Purchase Agreement, dated June 25, 2021, between Prosper Marketplace, Inc. and WebBank.

* Certain confidential information contained in this exhibit, market by brackets, has been omitted because the information (i) is not material and (ii) would be competitively harmful if disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: July 1, 2021	By:	/s/ Edward R. Buell III
Edward R. Buell III
General Counsel and Secretary

Prosper Funding LLC

Date: July 1, 2021	By:	/s/ Edward R. Buell III
Edward R. Buell III
Secretary